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                                                                    EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
PennCorp Financial Group, Inc.:


We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.


                                            KPMG PEAT MARWICK LLP

Raleigh, North Carolina

December 10, 1997